Oppenheimer U.S. Government Trust

Supplement dated March 31, 2009 to the
Prospectus dated December 29, 2008

This supplement amends the Prospectus of Oppenheimer U.S. Government Trust (the "Fund") dated December 29, 2008. It is in addition to the supplement dated March 25, 2009.

Effective April 1, 2009, the section titled "How the Fund is Managed – Portfolio Managers," on page 18 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Manager. The Fund’s portfolio is managed by Krishna Memani, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

March 31, 2009                                                                                                                                PS0220.037